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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-08612

MARTIN CURRIE BUSINESS TRUST
(Exact name of registrant as specified in charter)

Saltire Court, 20 Castle Terrace, Edinburgh, Scotland			EH1 2ES
(Address of principal executive offices)			(Zip code)

Nigel Anderson c/o Martin Currie, Inc. Saltire Court 20 Castle Terrace Edinburgh Scotland EH1 2ES
(Name and address of agent for service)

Registrant’s telephone number, including area code:		011-44-131-229-5252

Date of fiscal year end:	April 30

Date of reporting period:	May 1, 2014 to October 31, 2014

Explanatory Note:  The registrant, an open-end investment company registered pursuant to Section 8(b) of the Investment Company Act of 1940 (the “Act”), has not filed a registration statement that has gone effective under the Securities Act of 1933 (the “1933 Act”) because beneficial interests in the registrant are issued and sold solely in private transactions that do not involve any public offering within the meaning of Section 4(a)(2) of the 1933 Act.  Accordingly, this report is not filed under Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934.

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

MARTIN CURRIE BUSINESS TRUST

MCBT Opportunistic EAFE Fund

MCBT Global Emerging Markets Fund

SEMI-ANNUAL REPORT
OCTOBER 31, 2014

MARTIN CURRIE BUSINESS TRUST

TABLE OF CONTENTS

MCBT OPPORTUNISTIC EAFE FUND

PROFILE AS OF OCTOBER 31, 2014 (Unaudited)

OBJECTIVE  Capital appreciation through investment in an international portfolio of primarily equity and equity-related securities traded in Europe, Australasia, and the Far East.

LAUNCH DATE  July 1, 1994

FUND SIZE  $7.8m

PERFORMANCE  Total return from May 1, 2014 through October 31, 2014

•MCBT Opportunistic EAFE Fund	–3.14%
•Morgan Stanley Capital International (MSCI) EAFE Index*	–4.63%

Annualized total return from November 1, 2009 through October 31, 2014

•MCBT Opportunistic EAFE Fund	+5.10%
•Morgan Stanley Capital International (MSCI) EAFE Index*	+7.00%

Annualized total return from November 1, 2004 through October 31, 2014

•MCBT Opportunistic EAFE Fund	+4.87%
•Morgan Stanley Capital International (MSCI) EAFE Index*	+6.29%

Annualized total return from July 1, 1994 through October 31, 2014

•MCBT Opportunistic EAFE Fund (excluding all transaction fees)	+4.54%
•MCBT Opportunistic EAFE Fund (including all transaction fees)	+4.49%
•Morgan Stanley Capital International (MSCI) EAFE Index (a)*	+5.37%

(a)  Performance for the benchmark is not available from July 1, 1994 (commencement of investment operations). For that reason, performance for the benchmark is shown from July 31, 1994.

*  Gross of dividends

Performance shown is net of all fees after reimbursement from Martin Currie Inc. (the "Investment Manager" or "Martin Currie"). Returns and net asset values of Fund investments will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Each performance figure, including all transaction fees, assumes purchase at the beginning and redemption at the end of the stated period and is calculated using an offering and redemption price which prior to June 28, 2000, reflects a transaction fee of 75 basis points on purchase. Past performance is not indicative of future performance. Performance shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

MCBT OPPORTUNISTIC EAFE FUND

PROFILE AS OF OCTOBER 31, 2014 (Unaudited)

MANAGEMENT DISCUSSION AND ANALYSIS  REVIEW

Against a backdrop of significant geopolitical uncertainty, the MSCI EAFE index was down 4.6% in U.S. dollar terms. Several macroeconomic factors dominated headlines during the six months. Second-quarter GDP figures for the U.S., which were released at the end of July, showed the U.S. economy had rebounded strongly from the first-quarter decline, with better-than-expected growth of 4.0%. Against this backdrop, the U.S. Federal Reserve (Fed) continued to taper its monthly purchase of U.S. Treasury and agency securities during the period by U.S. $10 billion a month. The Fed then announced in October that it would be ending the bond-buying programme completely. Meanwhile, China and then Japan introduced stimulus measures for their economies, reducing interest rates and expanding quantitative easing, respectively. Elsewhere, in a reminder that all is not entirely well economically in Europe, the European Central Bank announced a cut to benchmark rates, taking the unprecedented decision to introduce a negative deposit rate - an explicit attempt to encourage investor cash into the real economy. Two 'targeted long-term refinancing operations', totalling €400 billion, were also announced. There was no European quantitative easing, although its future implementation was not ruled out.

The Fund's net asset value ("NAV") also fell during the period, but by less than the benchmark amount, declining only 2.5%. At the regional level, Fund stock selection was best in Europe and weakest in Japan. In terms of sectors, relative return contribution and stock selection was strongest in consumer staples, healthcare and information technology. Telecommunication services and materials provided the worst relative returns, while stock-picking was notably negative for the Fund in energy and materials.

OUTLOOK

Stocks have been moving like tides, rising and falling together for most the year. We expect the next earnings season will start to shake out the winners from the losers among the stocks, and we hope this will create a much-awaited stock-picker's market. The many mixed signals on the macro, monetary and fiscal campaigns will undoubtedly require investors to be nimble and confident in their risk management - until there is stronger confirmation from the markets regarding the underlying strength of the global recovery. The performance within emerging markets should also diverge with clear winners and losers established. A higher U.S. dollar will likely redistribute profits. It is not equally bad for all emerging markets and, so far, market moves have been rational: countries with the biggest current-account deficits and largest commodity exposure have relatively underperformed, while those with current-account surpluses and low commodity exporters have relatively outperformed.

LIQUIDATION OF THE FUND

On November 25, 2014, the Trustees of the Martin Currie Business Trust voted to liquidate the MCBT Opportunistic EAFE Fund and the MCBT Global Emerging Markets Fund and terminate the Martin Currie Business Trust. Additional details regarding the liquidation of such Funds and the termination of the Trust are available below in "Note H - Subsequent Events."

MCBT OPPORTUNISTIC EAFE FUND

PROFILE AS OF OCTOBER 31, 2014 (Unaudited)

ASSET ALLOCATION

(% of net assets)

TOP TEN HOLDINGS
BY REGION/COUNTRY*

Europe		% of net assets
Roche Holding AG	(Switzerland)	4.1
Anheuser-Busch InBev NV	(Belgium)	3.6
HSBC Holdings PLC	(United Kingdom)	3.5
AIA Group Ltd.	(Hong Kong)	3.0
Bayer AG	(Germany)	3.0
Lloyds Banking Group PLC	(United Kingdom)	2.6
Softbank Corp.	(Japan)	2.5
Isuzu Motors Ltd.	(Japan)	2.4
Check Point Software Technologies Ltd.	(Israel)	2.4
BG Group PLC	(United Kingdom)	2.4

*  Excludes short-term investments

The Fund is actively managed and therefore portfolio holdings will change over time.

ASSET ALLOCATION BY INDUSTRY:

Percentage of long-term investments by industry are as follows:

Industry	% of net assets
Aerospace & Defense	2.1%
Auto Manufacturers	3.9%
Auto Parts & Equipment	3.6%
Banking & Insurance Services	1.9%
Banks	14.4%
Beverages	3.6%
Buliding and Construction	1.3%
Building Materials	1.6%
Chemicals	1.0%
Diversified	1.5%
Diversified Financial Services	2.9%
Electric	1.8%
Electrical Component & Equipment	4.5%
Financial Services	1.3%
Food	4.5%
Healthcare - Products	1.8%
Healthcare - Service	1.2%
Home Builders	1.6%
Insurance	3.0%
Media	1.3%
Medical Products	3.0%
Mining	5.4%
Oil & Gas	2.4%
Pharmaceuticals	5.5%
Real Estate	1.2%
Retail	4.4%
Semiconductors	1.1%
Software	4.1%
Telecommunications	7.8%
Textiles	2.6%
Tobacco	2.3%

MCBT GLOBAL EMERGING MARKETS FUND

PROFILE AS OF OCTOBER 31, 2014 (Unaudited)

OBJECTIVE  Capital appreciation through investment primarily in equity and equity-related securities of issuers located in a number of countries with emerging markets and developing economies.

LAUNCH DATE  February 14, 1997

FUND SIZE  $35.4m

PERFORMANCE  Total return from May 1, 2014 through October 31, 2014

•MCBT Global Emerging Markets Fund	+3.23%
•Morgan Stanley Capital International (MSCI) Emerging Markets Free Index*	+3.96%

Annualized total return from November 1, 2009 through October 31, 2014

•MCBT Global Emerging Markets Fund	+3.22%
•Morgan Stanley Capital International (MSCI) Emerging Markets Free Index*	+4.98%

Annualized total return from November 1, 2004 through October 31, 2014

•MCBT Global Emerging Markets Fund	+8.85%
•Morgan Stanley Capital International (MSCI) Emerging Markets Free Index*	+10.90%

Annualized total return from February 14, 1997 through October 31, 2014

•MCBT Global Emerging Markets Fund	+5.43%
•Morgan Stanley Capital International (MSCI) Emerging Markets Free Index (a)*	+6.48%

(a)  Performance for the benchmark is not available from February 14, 1997 (commencement of investment operations). For that reason, performance for the benchmark is shown from February 28, 1997.

*  Gross of dividends

Performance shown is net of all fees. Returns and net asset values of Fund investments will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Each performance figure, including all transaction fees, assumes purchase at the beginning and redemption at the end of the stated period and is calculated using an offering and redemption price which prior to October 1, 1998, reflects a transaction fee of 100 basis points on purchase. Past performance is not indicative of future performance. Performance shown does not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares.

MCBT GLOBAL EMERGING MARKETS FUND

PROFILE AS OF OCTOBER 31, 2014 (Unaudited)

MANAGEMENT DISCUSSION AND ANALYSIS  REVIEW

Overall, emerging markets had positive returns during the six months, with the MSCI Emerging Markets index rising 4.0% in U.S. dollar terms. After a challenging start to the year, stocks rebounded in May as currency markets stabilised and investors became more comfortable with the pace of the U.S. Federal Reserve's monetary policy tightening. However, September proved to be a difficult month as world politics provided an unsettling backdrop for emerging markets. Democracy protests in Hong Kong threatened to boil over, internationally sponsored airstrikes took place in the Middle East, investors fretted about the election in Brazil, and the Russia/Ukraine conflict continued.

The key theme towards the end of the period for emerging markets was oil price weakness. As well as directly impacting energy stocks, the falling oil price was reflected in divergent returns between energy-exporting and energy-importing countries. Most notable in this divergence was Russia - on the negative side - where its currency came under increased selling pressure; on the other hand, Turkey - a major importer of oil - was a significant beneficiary of falling oil prices. Against this background, the Fund's NAV outperformed the benchmark, rising 4.2% over the six-month period.

Within the Fund, South Africa was the best-performing market while Korea was the lowest-performing. Fund stock selection was also strongest and weakest in these regions respectively. At the sector level, Fund stock selection and total relative returns were best in consumer discretionary; by contrast, information technology was the weakest sector for both total contribution to Fund relative returns and stock selection.

OUTLOOK

There are challenges across emerging markets, including geopolitical flashpoints, but by far the strongest, most far-reaching point of uncertainty is the increasing strength of the middle classes, who demand better services, infrastructure and ethics from their politicians. They effectively are the unseen safety net for their own countries, ensuring that governments are forced to act, rather than ignore them, as they might have done historically. If this continues, we would anticipate continued economic growth in emerging markets.

The potential for greater economic growth is a significant positive in terms of emerging-market outlook, but even more important is the robust country balance sheet that many emerging markets enjoy. This is in addition to significantly lower debt-to-GDP ratios than certain developed markets, strong financial systems, and good demographic patterns given rapid growth in the working-age populations. Alongside these factors, there is evidence of stronger domestic growth and a stabilisation of currencies - in this environment, corporate margins appear to be stabilising and appear set to build from here, boosted by a positive outlook for earnings growth. Finally, the range of valuations across the asset class is diverse, potentially providing good opportunities for stockpicking.

MCBT GLOBAL EMERGING MARKETS FUND

PROFILE AS OF OCTOBER 31, 2014 (Unaudited)

LIQUIDATION OF THE FUND

On November 25, 2014, the Trustees of the Martin Currie Business Trust voted to liquidate the MCBT Opportunistic EAFE Fund and the MCBT Global Emerging Markets Fund and terminate the Martin Currie Business Trust. Additional details regarding the liquidation of such Funds and the termination of the Trust are available below in "Note H - Subsequent Events."

MCBT GLOBAL EMERGING MARKETS FUND

PROFILE AS OF OCTOBER 31, 2014 (Unaudited)

ASSET ALLOCATION

(% of net assets)

TOP TEN HOLDINGS
BY REGION/COUNTRY*

Pacific Basin		% of net assets
Samsung Electronics Co., Ltd.	(South Korea)	5.4
Taiwan Semiconductor Manufacturing Co., Ltd.	(Taiwan)	4.7
Industrial and Commercial Bank of China Ltd., H Shares	(China)	3.9
Tencent Holdings Ltd.	(China)	3.2
CTBC Financial Holding Co., Ltd.	(Taiwan)	2.6
Africa
Aspen Pharmacare Holdings Ltd.	(South Africa)	4.0
Latin America
Credicorp Ltd.	(Peru)	2.9
Europe
Magnit PJSC	(Russia)	2.8
Other Areas
Maruti Suzuki India Ltd.	(India)	3.3
Cognizant Technology Solutions Corp.	(United States)	3.2

*  Excludes short-term investments

The Fund is actively managed and therefore portfolio holdings will change over time.

ASSET ALLOCATION BY INDUSTRY:

Percentage of long-term investments by industry are as follows:

Industry	% of net assets
Auto Manufacturers	5.6%
Auto Parts & Equipment	2.0%
Banks	16.3%
Broadcasting	1.0%
Building Materials	1.0%
Chemicals	4.0%
Commercial Services	4.6%
Computers	7.0%
Diversified Financial Services	2.6%
Electrical Component & Equipment	1.2%
Electriconics	1.3%
Food	5.2%
Healthcare - Products	4.4%
Insurance	2.5%
Iron/Steel	1.4%
Lodging	3.2%
Media	6.4%
Mining	1.2%
Oil & Gas	6.8%
Real Estate	2.9%
Semiconductors	11.7%
Telecommunications	5.5%
Tobacco	1.7%

MCBT OPPORTUNISTIC EAFE FUND

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2014 (Unaudited)

	Shares	US$ Value
COMMON STOCKS – 98.6%
AFRICA – 1.8%
SOUTH AFRICA – 1.8%
Aspen Pharmacare Holdings Ltd.*	3,958	$141,185
TOTAL SOUTH AFRICA – (Cost $99,164)		141,185
TOTAL AFRICA – (Cost $99,164)		141,185
EUROPE – 65.1%
AUSTRIA – 1.3%
Voestalpine AG	2,583	103,435
TOTAL AUSTRIA – (Cost $124,733)		103,435
BELGIUM – 3.6%
Anheuser-Busch InBev NV	2,534	279,792
TOTAL BELGIUM – (Cost $219,335)		279,792
FINLAND – 1.3%
Nokia OYJ	12,061	100,661
TOTAL FINLAND – (Cost $101,755)		100,661
FRANCE – 8.4%
BNP Paribas SA	1,835	115,298
Eutelsat Communications SA	3,181	103,085
Kering (a)	798	153,952
Safran SA	2,612	165,298
Schneider Electric SE	1,580	124,501
TOTAL FRANCE – (Cost $606,702)		662,134
GERMANY – 9.2%
Bayer AG	1,668	237,140
Daimler AG	2,209	171,712
Fresenius Medical Care AG & Co.	1,249	91,563
Hugo Boss AG	906	120,177
ProSiebenSat.1 Media AG	2,438	98,239
TOTAL GERMANY – (Cost $696,788)		718,831
ITALY – 2.8%
Mediobanca SpA*	17,455	153,553
Prysmian SpA	3,795	65,629
TOTAL ITALY – (Cost $194,410)		219,182
LUXEMBOURG – 1.1%
Samsonite International SA	25,800	85,666
TOTAL LUXEMBOURG – (Cost $80,776)		85,666

See Notes to Financial Statements.

MCBT OPPORTUNISTIC EAFE FUND

SCHEDULE OF INVESTMENTS (Continued)

OCTOBER 31, 2014 (Unaudited)

	Shares	Value
COMMON STOCKS – Continued
EUROPE – Continued
NETHERLANDS – 1.0%
Unilever NV	1,978	$76,704
TOTAL NETHERLANDS – (Cost $74,850)		76,704
NORWAY – 1.4%
DnB NOR ASA	6,093	111,924
TOTAL NORWAY – (Cost $67,408)		111,924
RUSSIA – 1.3%
Magnit PJSC, GDR~	1,500	100,500
TOTAL RUSSIA – (Cost $91,677)		100,500
SPAIN – 1.7%
Inditex SA	4,690	131,739
TOTAL SPAIN – (Cost $131,294)		131,739
SWEDEN – 2.9%
Assa Abloy AB, B Shares	2,833	150,049
TeliaSonera AB	11,250	77,777
TOTAL SWEDEN – (Cost $203,271)		227,826
SWITZERLAND – 7.2%
Aryzta AG*	1,467	124,797
Credit Suisse Group AG*	4,509	119,878
Roche Holding AG	1,075	316,975
TOTAL SWITZERLAND – (Cost $484,007)		561,650
UNITED KINGDOM – 21.9%
Ashtead Group PLC	6,252	104,414
Barclays PLC	40,688	156,734
BG Group PLC	11,074	184,237
BHP Billiton PLC	6,722	173,180
HSBC Holdings PLC	26,435	270,432
Inmarsat PLC	11,888	130,268
Johnson Matthey PLC	1,681	79,974
Lloyds Banking Group PLC*	162,400	200,377
Persimmon PLC*	5,439	127,292
Rio Tinto PLC	3,023	143,699
Scottish & Southern Energy PLC	5,601	143,269
TOTAL UNITED KINGDOM – (Cost $1,662,445)		1,713,876
TOTAL EUROPE – (Cost $4,739,451)		5,093,920

See Notes to Financial Statements.

MCBT OPPORTUNISTIC EAFE FUND

SCHEDULE OF INVESTMENTS (Continued)

OCTOBER 31, 2014 (Unaudited)

	Shares	Value
COMMON STOCKS – Continued
JAPAN – 22.7%
Astellas Pharma, Inc.	7,600	$114,956
Denso, Corp.	2,000	89,188
Hitachi Ltd.	21,000	160,615
Isuzu Motors Ltd.	15,000	191,231
Japan Tobacco, Inc.	5,400	181,050
Komatsu Ltd.	5,200	120,805
Mitsubishi UFJ Financial Group, Inc.	21,400	120,446
Mitsui Fudosan Co., Ltd.	3,000	93,679
Mizuho Financial Group, Inc.	55,200	98,286
Nissan Motor Co., Ltd.	15,400	136,814
ORIX Corp.	11,600	155,785
SCSK Corp.	2,300	60,077
Softbank Corp.	2,800	197,901
United Arrows Ltd. (a)	1,600	58,972
TOTAL JAPAN – (Cost $1,740,404)		1,779,805
MIDDLE EAST – 2.4%
ISRAEL – 2.4%
Check Point Software Technologies Ltd.* (a)	2,500	185,625
TOTAL ISRAEL – (Cost $134,412)		185,625
TOTAL MIDDLE EAST – (Cost $134,412)		185,625
OTHER AREAS – 1.0%
INDIA – 1.0%
Wipro Ltd., ADR (a)	6,300	76,860
TOTAL INDIA – (Cost $80,149)		76,860
TOTAL OTHER AREAS – (Cost $80,149)		76,860
PACIFIC BASIN – 5.6%
AUSTRALIA – 0.9%
Macquarie Group Ltd.	1,287	69,279
TOTAL AUSTRALIA – (Cost $41,280)		69,279
HONG KONG – 3.0%
AIA Group Ltd.	42,600	237,577
TOTAL HONG KONG – (Cost $158,063)		237,577
SOUTH KOREA – 0.6%
LG Household & Health Care Ltd.	81	47,218
TOTAL SOUTH KOREA – (Cost $40,767)		47,218

See Notes to Financial Statements.

MCBT OPPORTUNISTIC EAFE FUND

SCHEDULE OF INVESTMENTS (Continued)

OCTOBER 31, 2014 (Unaudited)

	Shares	Value
COMMON STOCKS – Continued
PACIFIC BASIN – Continued
TAIWAN – 1.1%
MediaTek, Inc.	6,000	$85,414
TOTAL TAIWAN – (Cost $79,341)		85,414
TOTAL PACIFIC BASIN – (Cost $319,451)		439,488
TOTAL COMMON STOCKS – (Cost $7,113,031)		7,716,883
COLLATERAL FOR SECURITIES ON LOAN – 2.5%
State Street Navigator Securities Lending Prime Portfolio, 0.16%	196,952	196,952
TOTAL COLLATERAL FOR SECURITIES ON LOAN – (Cost $196,952)		196,952
	Principal Amount
SHORT-TERM INVESTMENTS – 2.6%
State Street Bank & Trust Co. Euro Time Deposit, 0.01%, 11/03/2014	$206,000	206,000
TOTAL SHORT-TERM INVESTMENTS – (Cost $206,000)		206,000
TOTAL INVESTMENTS – (Cost $7,515,983) – 103.7%		8,119,835
OTHER ASSETS LESS LIABILITIES – (3.7)%		(293,184)
NET ASSETS – 100.0%		$7,826,651

Notes to Schedule of Investments

*  Non-income producing security.

(a)  A portion of this security was held on loan. As of October 31, 2014, the market value of the securities loaned was $448,614.

~  Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2014, these securities amounted to 1.28% of net assets.

ADR  American Depositary Receipts

GDR  Global Depositary Receipts

See Notes to Financial Statements.

MCBT GLOBAL EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2014 (Unaudited)

	Shares	US$ Value
COMMON STOCKS – 95.8%
AFRICA – 8.1%
SOUTH AFRICA – 8.1%
Aspen Pharmacare Holdings Ltd.*	39,451	$1,407,249
MTN Group Ltd.	29,344	649,148
Naspers Ltd.	6,522	811,655
TOTAL SOUTH AFRICA – (Cost $1,461,088)		2,868,052
TOTAL AFRICA – (Cost $1,461,088)		2,868,052
EUROPE – 8.9%
HUNGARY – 1.1%
OTP Bank PLC.	23,897	395,101
TOTAL HUNGARY – (Cost $417,585)		395,101
RUSSIA – 5.5%
LUKOIL, ADR (a)	12,265	601,598
LUKOIL, ADR, (London Intl.)	528	25,925
Magnit PJSC,GDR~	14,900	998,300
Mail.ru Group Ltd.,GDR~*	12,544	304,067
TOTAL RUSSIA – (Cost $1,603,926)		1,929,890
TURKEY – 2.3%
Turkcell Iletisim Hizmetleri AS*	142,760	828,562
TOTAL TURKEY – (Cost $770,415)		828,562
TOTAL EUROPE – (Cost $2,791,926)		3,153,553
LATIN AMERICA – 17.4%
BRAZIL – 5.5%
Cosan Ltd. (a)	47,200	499,848
Duratex SA	101,030	362,875
Localiza Rent a Car SA	36,830	530,920
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	35,600	571,520
TOTAL BRAZIL – (Cost $2,284,890)		1,965,163
CHILE – 1.5%
Banco Santander Chile, ADR	24,564	520,511
TOTAL CHILE – (Cost $605,270)		520,511
COLUMBIA – 1.3%
Pacific Rubiales Energy Corp.	29,900	451,000
TOTAL COLUMBIA – (Cost $706,421)		451,000

See Notes to Financial Statements.

MCBT GLOBAL EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS (Continued)

OCTOBER 31, 2014 (Unaudited)

	Shares	Value
COMMON STOCKS – Continued
LATIN AMERICA – Continued
MEXICO – 6.2%
Fibra Uno Administracion SA de CV	168,800	$585,888
Grupo Financiero Banorte SAB de CV, Series O	108,400	694,694
Macquarie Mexico Real Estate Management SA de CV*	246,900	449,934
Mexichem SAB de CV	112,431	459,868
TOTAL MEXICO – (Cost $1,889,380)		2,190,384
PERU – 2.9%
Credicorp Ltd.	6,470	1,041,670
TOTAL PERU – (Cost $576,463)		1,041,670
TOTAL LATIN AMERICA – (Cost $6,062,424)		6,168,728
OTHER AREAS – 15.5%
BERMUDA – 1.0%
Wilson Sons Ltd.	24,700	348,884
TOTAL BERMUDA – (Cost $351,091)		348,884
INDIA – 10.2%
Cairn India Ltd.	135,756	629,253
ITC Ltd.	103,629	598,652
Maruti Suzuki India Ltd.	21,493	1,166,380
State Bank of India	14,155	622,405
Wipro Ltd.	64,198	588,656
TOTAL INDIA – (Cost $3,012,750)		3,605,346
UNITED STATES – 4.3%
Cognizant Technology Solutions Corp.*	22,800	1,113,780
Southern Copper Corp. (a)	14,800	425,944
TOTAL UNITED STATES – (Cost $1,382,587)		1,539,724
TOTAL OTHER AREAS – (Cost $4,746,428)		5,493,954
PACIFIC BASIN – 45.9%
CHINA – 16.3%
China Taiping Insurance Holdings Co., Ltd.*	203,800	434,660
CNOOC Ltd.	446,000	699,324
Dongfeng Motor Group Co., Ltd., H Shares	536,000	828,002
Industrial and Commercial Bank of China Ltd., H Shares	2,102,310	1,387,958
Jiangsu Expressway Co., Ltd.	462,000	517,692
Lenovo Group Ltd. (a)	518,000	764,127
Tencent Holdings Ltd.	71,300	1,136,365
TOTAL CHINA – (Cost $4,734,163)		5,768,128

See Notes to Financial Statements.

MCBT GLOBAL EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS (Continued)

OCTOBER 31, 2014 (Unaudited)

	Shares	Value
COMMON STOCKS – Continued
PACIFIC BASIN – Continued
HONG KONG – 2.6%
First Pacific Co., Ltd.	320,000	$344,133
SJM Holdings Ltd.	268,000	564,672
TOTAL HONG KONG – (Cost $673,076)		908,805
INDONESIA – 1.3%
Tower Bersama Infrastructure Tbk PT	638,900	470,518
TOTAL INDONESIA – (Cost $344,307)		470,518
MALAYSIA – 2.6%
CIMB Group Holdings Berhad	167,903	331,288
Genting Malaysia Berhad	444,900	581,613
TOTAL MALAYSIA – (Cost $687,170)		912,901
SOUTH KOREA – 9.7%
Hyundai Mobis	3,071	718,376
Korean Reinsurance Co.	38,084	406,237
LG Chem Ltd.	2,310	432,289
Samsung Electronics Co., Ltd.	1,630	1,897,317
TOTAL SOUTH KOREA – (Cost $2,340,630)		3,454,219
TAIWAN – 11.9%
CTBC Financial Holding Co., Ltd.	1,306,091	914,627
Delta Electronics, Inc.	78,000	466,720
MediaTek, Inc.	40,000	569,428
Simplo Technology Co., Ltd.	88,200	429,162
St Shine Optical Co., Ltd.	9,000	158,006
Taiwan Semiconductor Manufacturing Co., Ltd.	387,822	1,663,925
TOTAL TAIWAN – (Cost $2,771,304)		4,201,868
THAILAND – 1.5%
PTT Global Chemical PCL	274,000	521,584
TOTAL THAILAND – (Cost $594,870)		521,584
TOTAL PACIFIC BASIN – (Cost $12,145,520)		16,238,023
TOTAL COMMON STOCKS – (Cost $27,207,386)		33,922,310

See Notes to Financial Statements.

MCBT GLOBAL EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS (Continued)

OCTOBER 31, 2014 (Unaudited)

	Shares	Value
PREFERRED STOCKS – 3.6%
LATIN AMERICA – 3.6%
BRAZIL – 3.6%
Itau Unibanco Holding SA	52,912	$784,744
Vale SA	56,677	492,913
TOTAL BRAZIL – (Cost $1,436,413)		1,277,657
TOTAL LATIN AMERICA – (Cost $1,436,413)		1,277,657
TOTAL PREFERRED STOCKS – (Cost $1,436,413)		1,277,657
RIGHTS – 0.1%
PACIFIC BASIN – 0.1%
CHINA – 0.1%
China Taiping Insurance Holdings Co., Ltd.*	42,798	25,662
TOTAL CHINA – (Cost $–)		25,662
TOTAL RIGHTS – (Cost $–)		25,662
COLLATERAL FOR SECURITIES ON LOAN – 4.6%
State Street Navigator Securities Lending Prime Portfolio, 0.16%	1,611,003	1,611,003
TOTAL COLLATERAL FOR SECURITIES ON LOAN – (Cost $1,611,003)		1,611,003
	Principal Amount
SHORT-TERM INVESTMENTS – 1.1%
State Street Bank & Trust Co. Euro Time Deposit, 0.01%, 11/03/2014	$394,000	394,000
TOTAL SHORT-TERM INVESTMENTS – (Cost $394,000)		394,000
TOTAL INVESTMENTS – (Cost $30,648,802) – 105.2%		37,230,632
OTHER ASSETS LESS LIABILITIES – (5.2)%		(1,825,994)
NET ASSETS – 100.0%		$35,404,638

Notes to Schedule of Investments

*  Non-income producing security.

(a)  A portion of this security was held on loan. As of October 31, 2014, the market value of the securities loaned was $1,573,653.

~  Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2014, these securities amounted to 3.68% of net assets.

ADR  American Depositary Receipts

GDR  Global Depositary Receipts

See Notes to Financial Statements.

MARTIN CURRIE BUSINESS TRUST

STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 2014 (Unaudited)

	MCBT Opportunistic EAFE Fund	MCBT Global Emerging Markets Fund
ASSETS
Investments in securities, at value	$7,716,883	$35,225,629
Short-term investments (Includes collateral for securities on loan of $196,952 and 1,611,003, respectively)	402,952	2,005,003
Cash	892	939
Foreign currency, at value	8,002	34,250
Receivable for investments sold	132,913	–
Dividends and interest receivable	16,612	17,240
Receivable due from Advisor	43,200	–
Foreign tax reclaims receivable	19,630	–
Prepaid expenses	1,051	3,403
TOTAL ASSETS	8,342,135	37,286,464
LIABILITIES
Unrealized depreciation on spot contracts	109	6
Payable for investments purchased	201,102	–
Collateral for securities on loan (Note B)	196,952	1,611,003
Management fee payable	13,999	43,341
Audit and tax fee payable	43,107	50,413
Legal fee payable	19,477	106,047
Accrued expenses and other liabilities	40,738	71,016
TOTAL LIABILITIES	515,484	1,881,826
TOTAL NET ASSETS	$7,826,651	$35,404,638
COMPOSITION OF NET ASSETS
Paid-in capital	$9,154,293	$60,931,016
Undistributed net investment (loss)	(35,417)	(549,832)
Accumulated net realized loss on investments and foreign currency transactions	(1,894,275)	(31,557,698)
Net unrealized appreciation on investments, foreign currency and deferred capital gains tax	602,050	6,581,152
TOTAL NET ASSETS	$7,826,651	$35,404,638
SHARES OF BENEFICIAL INTEREST OUTSTANDING*	846,091	7,372,259
NET ASSET VALUE PER SHARE	$9.25	$4.80
Identified cost of investments	$7,515,983	$30,648,802
Cost of foreign currency	$8,063	$34,913

*  Unlimited number of shares authorized

See Notes to Financial Statements.

MARTIN CURRIE BUSINESS TRUST

STATEMENTS OF OPERATIONS
SIX MONTHS ENDED OCTOBER 31, 2014 (Unaudited)

	MCBT Opportunistic EAFE Fund	MCBT Global Emerging Markets Fund
INVESTMENT INCOME
Dividend income	$119,652	$589,618
Foreign taxes withheld	(11,670)	(54,696)
Securities lending income	930	1,463
Interest income	9	22
TOTAL INVESTMENT INCOME	108,921	536,407
EXPENSES
Management fees	28,585	190,638
Custodian fees	42,570	69,160
Audit and tax fees	31,758	34,279
Legal fees	15,837	84,986
Trustees fees	4,944	25,302
Other expenses	13,880	49,536
TOTAL EXPENSES	137,574	453,901
Management fee reimbursement	(86,530)	(104,851)
NET EXPENSES	51,044	349,050
NET INVESTMENT INCOME	57,877	187,357
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on investments (net of foreign taxes paid of $0 and $0 and $0 and 0, $respectively)	403,055	405,005
Net realized loss on foreign currency transactions	(1,104)	(5,132)
Net change in unrealized appreciation (depreciation) on:
Investments	(712,115)	541,631
Foreign currency	(2,642)	(586)
NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	(312,806)	940,918
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(254,929)	$1,128,275

See Notes to Financial Statements.

MARTIN CURRIE BUSINESS TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	MCBT Opportunistic EAFE Fund		MCBT Global Emerging Markets Fund
	Six Months Ended October 31, 2014 (Unaudited)	Year Ended April 30, 2014	Six Months Ended October 31, 2014 (Unaudited)	Year Ended April 30, 2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$57,877	$104,635	$187,357	$142,511
Net realized gain (loss)	401,951	434,954	399,873	(1,883,763)
Net change in net unrealized appreciation (depreciation) on investments, foreign currency and deferred foreign capital gains tax	(714,757)	(35,329)	541,045	(1,628,859)
Net increase (decrease) in net assets from operations	(254,929)	504,260	1,128,275	(3,370,111)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	–	(221,672)	–	(519,152)
Total distributions	–	(221,672)	–	(519,152)
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	–	–	–	862,122
Reinvestment of distributions to shareholders	–	221,672	–	519,152
Cost of shares repurchased	(110,000)	(30,000)	(1,867,722)	(6,845,022)
Total increase (decrease) in net assets from capital share transactions	(110,000)	191,672	(1,867,722)	(5,463,748)
NET INCREASE (DECREASE) IN NET ASSETS	(364,929)	474,260	(739,447)	(9,353,011)
NET ASSETS, beginning of period	$8,191,580	$7,717,320	$36,144,085	$45,497,096
NET ASSETS, end of period	$7,826,651	$8,191,580	$35,404,638	$36,144,085
Undistributed net investment loss	$(35,417)	$(93,294)	$(549,832)	$(737,189)
OTHER INFORMATION:
Capital share transactions:
Shares sold	–	–	–	168,055
Shares issued in reinvestment of distributions to shareholders	–	22,758	–	105,519
Shares repurchased	(11,507)	(3,158)	(399,675)	(1,445,127)
Net share transactions	(11,507)	19,600	(399,675)	(1,171,553)

See Notes to Financial Statements.

MCBT OPPORTUNISTIC EAFE FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING FOR THE PERIOD

	Six Months Ended October 31, 2014 (Unaudited) (2)		Year Ended April 30, 2014 (2)	Year Ended April 30, 2013 (2)	Year Ended April 30, 2012 (2)	Year Ended April 30, 2011 (2)	Year Ended April 30, 2010 (2)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$9.55		$9.21	$8.87	$10.92	$9.34	$7.47
Net investment income	0.07		0.12	0.14	0.14	0.13	0.14
Net realized and unrealized gain (loss) on investments, foreign currency transactions, and deferred foreign capital gains tax	(0.37)		0.48	1.44	(1.52)	1.51	1.89
Total from investment operations	(0.30)		0.60	1.58	(1.38)	1.64	2.03
Less distributions:
Net investment income	–		(0.26)	(1.24)	(0.34)	(0.06)	(0.16)
Net realized gains	–		–	–	(0.33)	–	–
Total distributions	–		(0.26)	(1.24)	(0.67)	(0.06)	(0.16)
Net asset value, end of period	$9.25		$9.55	$9.21	$8.87	$10.92	$9.34
TOTAL INVESTMENT RETURN (1)	(3.14	)%(4)	6.51%	19.24%	(11.85)%	17.62%	27.17%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$7,827		$8,192	$7,717	$24,167	$63,538	$49,377
Gross expenses to average net assets	3.37	%(3)	3.44%	2.74%	1.39%	1.24%	1.17%
Net expenses to average net assets	1.25	%(3)	1.25%	1.25%	1.25%	1.24%	1.17%
Net investment income to average net assets	1.42	%(3)	1.31%	1.67%	1.52%	1.37%	1.56%
Portfolio turnover rate	21%		52%	30%	47%	83%	103%

(1)  Total return at net asset value assuming all distributions reinvested. Total return would have been lower had certain expenses not been reduced by the Investment Manager.

(2)  The per share amounts were computed using an average number of shares outstanding during the year.

(3)  Annualized.

(4)  Periods less than one year are not annualized.

See Notes to Financial Statements.

MCBT GLOBAL EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING FOR THE PERIOD

	Six Months Ended October 31, 2014 (Unaudited) (2)		Year Ended April 30, 2014 (2)	Year Ended April 30, 2013 (2)	Year Ended April 30, 2012 (2)	Year Ended April 30, 2011 (2)	Year Ended April 30, 2010 (2)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$4.65		$5.09	$5.17	$5.71	$4.70	$3.28
Net investment income	0.02		0.02	0.03	0.03	0.03	0.05
Net realized and unrealized gain (loss) on investments, foreign currency transactions, and deferred foreign capital gains tax	0.13		(0.40)	0.02	(0.55)	1.00	1.45
Total from investment operations	0.15		(0.38)	0.05	(0.52)	1.03	1.50
Less distributions:
Net investment income	–		(0.06)	(0.13)	(0.02)	(0.02)	(0.08)
Net realized gains	–		–	–	–	–	–
Total distributions	–		(0.06)	(0.13)	(0.02)	(0.02)	(0.08)
Net asset value, end of period	$4.80		$4.65	$5.09	$5.17	$5.71	$4.70
TOTAL INVESTMENT RETURN (1)	3.23	%(4)	(7.52)%	0.85%	(9.09)%	22.08%	45.79%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$35,405		$36,144	$45,497	$49,101	$69,758	$198,603
Gross expenses to average net assets	2.38	%(3)	1.91%	1.98%	1.67%	1.43%	1.23%
Net expenses to average net assets	1.83	%(3)	1.91%	1.84%	1.67%	1.43%	1.23%
Net investment income to average net assets	0.98	%(3)	0.35%	0.65%	0.65%	0.65%	1.10%
Portfolio turnover rate	11%		35%	25%	43%	46%	112%

(1)  Total return at net asset value assuming all distributions reinvested. Total return would have been lower had certain expenses not been reduced by the Investment Manager.

(2)  The per share amounts were computed using an average number of shares outstanding during the year.

(3)  Annualized.

(4)  Periods less than one year are not annualized.

See Notes to Financial Statements.

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

(Unaudited)

NOTE A - ORGANIZATION

Martin Currie Business Trust ("MCBT" or the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and was organized as a Massachusetts business trust on May 20, 1994. The Trust currently consists of two operational funds which have differing investment objectives and policies: MCBT Opportunistic EAFE Fund (the "Opportunistic EAFE Fund") and MCBT Global Emerging Markets Fund (the "Global Emerging Markets Fund") (each a "Fund" and, collectively, the "Funds"). Opportunistic EAFE Fund pursues its investment objective of seeking capital appreciation through investment in an international portfolio of primarily equity and equity-related securities. Opportunistic EAFE Fund's investment strategy is benchmarked against the MSCI EAFE Index. Under normal circumstances, the fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of issuers in markets represented by the Index. Global Emerging Markets Fund pursues its investment objective of seeking capital appreciation through investment primarily in equity and equity-related securities of issuers located in a number of countries with emerging markets and developing economies. Global Emerging Markets Fund's investment strategy is benchmarked against the MSCI Emerging Markets Free Index. Under normal circumstances, the fund will invest at least 80% of its net assets (plus the amoun tof any borrowings for investment purposes) in securities of issuers located in emerging market countries. The Opportunistic EAFE Fund and the Global Emerging Markets Fund commenced investment operations on July 1, 1994, and February 14, 1997, respectively. The Trust's Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each Fund, without par value.

On November 25, 2014, the Trustees of the Trust voted to liquidate the Funds and terminate the Trust. Additional details regarding the liquidation of the Funds and the termination of the Trust are available below in "Note H - Subsequent Events."

NOTE B - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and income and expenses at the date of the financial statements. Actual results could differ from these estimates.

Foreign Investments - The Funds will invest extensively in foreign securities (i.e., those which are not listed on a United States securities exchange). Investing in foreign securities involves risks not typically found in investing in U.S. markets. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, and changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation of assets or nationalization, imposition of withholding taxes or confiscatory taxation on capital, dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. The securities of some foreign companies and foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets.

Valuation of Investments - Equity securities listed on an established securities exchange normally are valued at their last sale price on the exchange where primarily traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Equity securities listed on an established securities exchange or on the NASDAQ National Market System for which there is no reported sale during the day, and in the case of over-the-counter securities not so listed, are valued at the mean between the last bid and asked price, except that short-term securities and debt obligations with sixty (60) days or less remaining until maturity may be valued at their amortized cost. Other securities for which current market quotations are not readily available (including certain restricted securities, if any) and all other assets are recorded at fair value as determined in good faith by or in accordance with valuation procedures approved by the Trustees of the Trust (the "Trustees"), although the actual calculations may be made by persons acting pursuant to the direction of the Trustees or by pricing services.

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

(Unaudited)

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of regular trading on the New York Stock Exchange. Occasionally, events affecting the value of foreign fixed income securities and of equity securities of non-U.S. issuers not traded on a U.S. exchange may occur between the completion of substantial trading of such securities for the day and the close of regular trading on the New York Stock Exchange, and such events will not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of any Fund's portfolio securities occur during such period, then these securities will be valued at their fair value as determined in good faith in accordance with valuation procedures approved by the Trustees, which may include the use of a third-party valuation service. During the period covered by this report, certain foreign securities held by the Funds were subject to fair value pricing adjustments made at the direction of third-party pricing vendors approved by the Board. Fair value pricing involves subjective judgments, and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities, which generally represent a transfer from a Level 1 to a Level 2 security (as such classifications are described in more detail below), will be classified as a Level 2 security. If fair value pricing adjustments are not made, these securities will be classified as Level 1. As of October 31, 2014, the Funds held no securities that had been fair valued by the Trust's Valuation Committee in accordance with the Trust's Valuation Procedures other than those valued by the third-party pricing service.

Fair Value Measurement - The Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements).

•  Level 1 - Valuations based on quoted prices for identical securities in active markets.

•  Level 2 - Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

•  Level 3 - Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used as of October 31, 2014 in valuing each Fund's investments at fair value:

Fund	Level 1	Level 2	Level 3	Total
MCBT Opportunistic EAFE Fund
Common Stocks	$7,716,883	$–	$–	$7,716,883
Short-Term Investments	–	206,000	–	206,000
Collateral for Securities on Loan	196,952	–	–	196,952
Total Investments	$7,913,835	$206,000	$–	$8,119,835
MCBT Global Emerging Markets Fund
Common Stocks	$33,922,310	$–	$–	$33,922,310
Preferred Stocks	1,277,657	–	–	1,277,657
Rights	–	25,662	–	25,662
Short-Term Investments	–	394,000	–	394,000
Collateral for Securities on Loan	1,611,003	–	–	1,611,003
Total Investments	$36,810,970	$419,662	$–	$37,230,632

There were no transfers into and out of Levels 1, 2, and 3 during the period ended October 31, 2014.

Repurchase Agreements - In connection with transactions in repurchase agreements, the Funds' custodian takes possession of the underlying collateral securities, the value or market price of which is at least equal to the principal amount, including interest, of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

(Unaudited)

the event of default of the obligation to repurchase, each Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings that could delay or increase the cost of such realization and/or retention. At October 31, 2014, there were no open repurchase agreements.

Securities Lending - The Funds may lend any of their securities held by State Street Bank and Trust Company ("State Street") as custodian to certain qualified brokers, except those securities which the Funds or Martin Currie specifically identify as not being available. By lending their investment securities, the Funds attempt to increase their net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the accounts of the Funds. Risks of delay in recovery of the securities or even loss of rights in non-cash collateral may occur should the borrower of the securities fail financially, as well as risks of loss from the investment of cash collateral (which may be increased at times of high market volatility). Risks may also arise to the extent that the value of non-cash collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, a Fund receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. At the time of lending, collateral received must generally equal or exceed 102% of the current market value of the loaned securities with respect to fixed income and U.S. dollar denominated equity securities and 105% of the current market value of the loaned securities with respect to foreign securities. Any cash received as collateral is generally invested by State Street, acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio, which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities, and the remainder is divided between the Agent and the applicable Fund.

As of October 31, 2014, the Funds listed below had loaned securities which were collateralized by short-term investments. The value of securities on loan and the value of the related collateral were as follows:

Fund	Value of Securities on Loan	Value of Cash Collateral	Value of Non-Cash Collateral†	Total Collateral (Including Calculated Mark)*
Opportunistic EAFE Fund	$448,614	$196,952	$265,835	$464,045
Global Emerging Markets Fund	1,573,653	1,611,003	–	1,622,687

†  The Fund cannot repledge or dispose of this collateral, nor does the Fund earn any income or receive dividends with respect to this collateral.

*  Balances represent the end-of-day mark to market of securities lending collateral that will be reflected by the Funds as of the next business day.

Subsequent to October 31, 2014, and in conjunction with the liquidation of the Funds and termination of the Trust, the Trust has terminated its securities lending program.

Investment Transactions - Investment security transactions are recorded on the date of purchase or sale. Realized gains and losses from security transactions are determined on the basis of identified cost.

Investment Income - Dividend income is recorded on the ex-dividend date (net of foreign withholding taxes). Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date and as soon as a Fund is informed of such dividends. Interest income is recorded daily on the accrual basis and includes accretion of discount and amortization of premium on investments. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

(Unaudited)

Foreign Currency Translations - The records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at a current rate of exchange of such currency to determine the value of investments, other assets and liabilities on a daily basis when a Fund's net asset value is determined. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions.

Each Fund may realize currency gains or losses between the trade and settlement dates on security transactions. To minimize such currency gains or losses, the Fund may enter into forward foreign currency contracts ("Forwards"). The net U.S. dollar value of foreign currency underlying all contractual commitments held by each Fund on each day and the resulting net unrealized appreciation, depreciation, and related net receivable or payable amounts are determined by using forward currency exchange rates supplied by a quotation service. Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of Forwards, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities and are included with the net realized and unrealized gain or loss on investment securities.

Equity-Linked Securities - Each Fund may invest in equity-linked securities such as linked participation notes, equity swaps and zero-strike options and securities warrants. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or "basket" of stocks, or a single stock. These securities may be used by a Fund to gain exposure to countries that place restrictions on investments by foreigners. To the extent that the Funds invest in equity-linked securities whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities. In addition, the Funds bear the risk that the issuer of an equity-linked security may default on its obligation under the terms of the arrangement with the counterparty. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments. In addition, equity-linked securities may be considered illiquid and subject to each Fund's restrictions on investments in illiquid securities. As of October 31, 2014, the Funds did not hold any equity-linked securities.

Restricted Securities - The Funds may invest in restricted securities. Restricted securities include any security that is designated as a security issued pursuant to Rule 144A or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended. Many restricted securities are illiquid but may be deemed to be liquid by the Investment Manager pursuant to the Trust's policy regarding liquidity. The Funds do not have the right to demand that such securities be registered.

Indemnifications - Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Funds enter into agreements with service providers that may contain indemnification clauses. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Investment Manager believes the likelihood of such a liability is remote.

Expenses - Expenses directly attributable to each Fund are charged to the respective Fund. Expenses not directly attributable to a particular Fund are either split evenly among the affected Funds, allocated on the basis of relative average net assets, or otherwise allocated among the Funds as the Trustees may direct or approve.

Distributions to Shareholders - Each Fund declares and distributes dividends from net investment income, if any, and distributes its net realized capital gains, if any, at least annually. All distributions will be reinvested in shares of the respective Fund at the net asset value unless the shareholder formally elects to receive cash. Income and capital gain

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

(Unaudited)

distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies ("PFIC's"), capital gain taxes paid, lost/unused capital loss carry over written-off, and distributions in excess. Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid-in-capital. Distributions are recorded on the ex-dividend date.

The components of distributable earnings (accumulated losses) at April 30, 2014, on a tax basis, and the tax character of distributions during fiscal years 2014 and 2013, were as follows:

				2014		2013
Fund	Tax Basis Undistributed Ordinary Income	Tax Basis Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Distributions From Ordinary Income	Distributions From Long-Term Gain	Distributions From Ordinary Income	Distributions From Long-Term Gain
Opportunistic EAFE Fund	$–	$–	$1,202,298	$221,672	$–	$904,212	$–
Global Emerging Markets Fund	–	–	4,966,673	519,152	–	1,109,808	–

Income Taxes - Each Fund of the Trust is treated as a separate entity for U.S. federal income tax purposes. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds will not be subject to federal income taxes to the extent that they distribute substantially all of their taxable income, including realized capital gains, if any, for the fiscal year. In addition, by distributing substantially all of their net investment income, realized capital gains and certain other amounts, if any, during the calendar year, the Funds will not be subject to a federal excise tax.

Pursuant to the Code, a net capital loss incurred in taxable years beginning on or before December 22, 2010, is characterized as short-term and may be carried for a maximum of eight tax years ("Carryforward Limit"), whereas a net capital loss incurred in taxable years beginning after December 22, 2010, retains its character as either short-term or long-term, does not expire and is required to be utilized prior to the losses which have a Carryforward Limit.

Each Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

As of April 30, 2014, the Funds had realized capital loss carry-forwards, for U.S. federal income tax purposes, available to be used to offset future realized capital gains to the extent provided by regulations:

Fund	Expiring April 30, 2017		Expiring April 30, 2018		No Expiration Short-Term		No Expiration Long-Term
Opportunistic EAFE Fund*	$361,156	*	$190,587	*	$1,712,459	**	$–
Global Emerging Markets Fund*	–		26,577,242	*	1,845,068		2,901,447

*  Utilization of capital loss carry-forward is limited due to IRC 382(b) loss limitations.

**  $542,697 of losses are limited to IRC 382(b) loss limitations.

During the fiscal year ended April 30, 2014, the Opportunistic EAFE Fund utlized capital loss carry-forwards of $417,479. Also, as a result of limitations in place due to an ownership change on August 1, 2012, $14,032,483 was written off as capital loss carry-forwards lost unused.

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

(Unaudited)

As of April 30, 2014, the Funds elected for federal income tax purposes to defer the following current year post-October 31 and post-December 31 losses, as applicable, as though the losses were incurred on the first day of the next fiscal year:

Fund	Short-Term Post-October Capital Loss	Long-Term Post-October Capital Loss	Late-Year Ordinary Loss
Opportunistic EAFE Fund	$–	$–	$(10,809)
Global Emerging Markets Fund	–	–	(297,569)

The Funds have adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years (2011-2013). As of April 30, 2014, the Funds did not have any unrecognized tax positions.

NOTE C - AGREEMENTS AND FEES

The Trust has entered into an investment advisory agreement (the "Advisory Agreement") with the Investment Manager, a wholly-owned subsidiary of Martin Currie (Holdings) Limited, for each Fund. Under each Advisory Agreement, the Investment Manager provides investment management, advisory and certain administrative services to the Fund, for which the Fund pays the Investment Manager a management fee computed daily and paid quarterly based on the Fund's average net assets at the annual rates listed below:

Fund	Management Fee
Opportunistic EAFE Fund	0.70%
Global Emerging Markets Fund	1.00	%*

*  The Investment Manager has agreed to waive the compensation it is entitled to receive under its investment advisory agreement with respect to the Global Emerging Markets Fund, a series of the Trust, from February 1, 2013 through April 30, 2014, such that the Investment Manager's advisory fee will be charged during that period at the annual rate of 0.45% of the Global Emerging Market Fund's average net asset value. The Investment Manager has agreed to continue said agreement from May 1, 2014 to April 30, 2015.

On July 24, 2014, the shareholders of Martin Currie (Holdings) Limited agreed to sell the Martin Currie group of companies to Legg Mason Holdings, LLC and Legg Mason, Inc. (together, "Legg Mason"); the acquisition was completed on October 1, 2014. As such, the Investment Manager is a wholly-owned subsidiary of Legg Mason. Legg Mason, whose principal offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2013, Legg Mason's asset management operations had aggregate assets under management of approximately $679.5 billion.

As described below in "Note H - Subsequent Events", the Trustees of the Trust have approved a Plan of Liquidation, Termination, and Dissolution of the Trust (the "Plan"). In conjunction with such liquidation and termination, the Investment Manager has voluntarily agreed to waive fees and reimburse expenses to the extent that the Fund's total annual fund operating expenses exceed 1.82% of the Fund's average daily net assets (the "GEMs Fund Expense Limitation"), effective from November 7, 2014 until the liquidation and termination of the Trust in accordance with the Plan. The Investment Manager retains the right to terminate the GEMs Fund Expense Limitation in the event that the Plan is withdrawn and/or the Trust is not terminated in accordance with the Plan.

Effective February 19, 2007, the Investment Manager contractually agreed to contribute to certain qualifying operating expenses of the MCBT Opportunistic EAFE Fund, to the extent that those qualifying expenses exceed 1.25% of the Fund's average daily net assets (the "Expense Limitation Level"). Under the terms of the agreement, if the qualifying

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

(Unaudited)

expenses fall below the Expense Limitation Level, contributions made within a rolling 3-year period will be reimbursed by the Fund to the Investment Manager, provided that any such reimbursement will not cause the Fund to exceed the Expense Limitation Level. As of October 31, 2014, the following amounts are subject to recapture:

Fund	Expires April 30, 2017
Opportunistic EAFE Fund	$86,530

This agreement expires August 31, 2015 (though recapture rights continue following expiration of the agreement).

State Street serves as administrator, custodian, transfer agent and dividend paying agent of the Trust and each Fund. State Street performs certain administrative services for the Trust and each Fund. Each Fund pays State Street, as administrator, transfer agent and dividend paying agent, a fee at the rate of 0.03% of its average net assets up to £100 million, 0.024% of the next £100 million, 0.015% of the next £300 million, 0.01% of the next £500 million, and 0.005% of those assets in excess of £1 billion per Fund, subject to a £40,000 minimum fee per year per Fund, plus certain out-of-pocket costs. Each Fund pays State Street custodian fees which include both transaction-based fees and asset-based fees charged for assets under custody.

The Trust has adopted a distribution servicing plan in accordance with Rule 12b-1 under the 1940 Act for each Fund. The plan authorizes the Investment Manager to spend an amount of the management fee it collects for activities or services primarily intended to result in the sale of Fund shares or for providing personal services to Fund shareholders. The Trust is not aware of any payments for the distribution of Fund shares made directly or indirectly out of Fund assets during the period covered by this report.

Trustees of the Trust who are not interested persons, as defined in the 1940 Act, receive aggregate annual fees of $50,000 ($25,000 per Trustee). The Fund does not compensate its officers or interested trustees.

NOTE D - INVESTMENT TRANSACTIONS

Excluding short-term investments and including in-kind redemptions, if any, each Fund's purchases and sales of investments for the period ended October 31, 2014 were as follows:

Fund	Cost of Purchases	Proceeds from Sales
Opportunistic EAFE Fund	$1,743,926	$1,687,196
Global Emerging Markets Fund	4,036,171	5,362,020

The identified cost of investments in securities and short-term investments, owned for federal income tax purposes, and their respective gross unrealized appreciation and depreciation at, October 31, 2014, were as follows:

	Identified	Gross Unrealized		Net Unrealized
Fund	Cost	Appreciation	Depreciation	Appreciation
Opportunistic EAFE Fund	$7,515,983	$903,807	$299,955	$603,852
Global Emerging Markets Fund	30,648,802	8,400,116	1,818,286	6,581,830

The differences between the book basis and federal income tax basis cost of investments are primarily due to the deferral of realized capital losses on wash sales and the recognition of passive foreign investment company ("PFIC") mark to market income.

As of October 31, 2014, the net unrealized appreciation/depreciation on foreign currency transactions on a federal income tax basis for each Fund was the same for financial reporting purposes.

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

(Unaudited)

NOTE E - PRINCIPAL SHAREHOLDERS

The table below shows the number of shareholders each owning greater than 5% of the outstanding shares of each Fund as of October 31, 2014, and the total percentage of shares of the Fund held by such shareholders:

	5% or Greater Shareholders
Fund	Number	% of Shares
Opportunistic EAFE Fund	2	100.00
Global Emerging Markets Fund	3	100.00

The Investment Manager and its affiliates have investment discretion with respect to certain clients' holdings in the Funds, which collectively represent a significant portion of the Funds' assets. Significant shareholder transactions, if any, may impact the Funds' performance.

NOTE F - CONCENTRATION OF RISK

Each Fund will invest extensively in foreign securities (i.e., those which are not listed on a U.S. securities exchange). Investing in foreign securities involves risks not typically found in investing in U.S. markets. These include risks of adverse change in foreign economic, political, regulatory and other conditions, and changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation of assets or nationalization, imposition of withholding taxes or confiscatory taxation on capital, dividends or interest payments, as well as possible difficulty in obtaining and enforcing judgments against foreign entities. All of the Funds are subject to foreign risk and may experience more rapid and extreme changes in value than Funds investing solely in the United States. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Furthermore, issuers of foreign securities are subject to different and often less comprehensive, accounting, reporting and disclosure requirements than U.S. issuers. The securities of some foreign companies and foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets, respectively.

The risks of investing in foreign securities may be heightened in the case of investments in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in the more developed nations, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, less-established market economies than developed countries, present the risk of business or industry nationalization, restrictions on foreign ownership, or prohibit repatriation of assets, and may provide less protection for property rights than more developed countries. Political change or instability may adversely affect the economies and securities markets of such countries. The economies of individual countries may differ favorably or unfavorably and significantly from the U.S. economy in such respects as growth of gross domestic product, or gross national product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, structural unemployment and balance of payments position.

NOTE G - TRANSACTIONS WITH AFFILIATED PERSONS

Under the 1940 Act, "affiliated persons" include companies (a) in which a Fund (or an affiliated person of the Fund) has direct or indirect ownership of, control of or voting power over 5% or more of the outstanding voting securities or (b) that a Fund (or an affiliated person of the Fund) has control of, or is controlled by, or with which the Fund is under common control. Transactions with such affiliated persons are conducted in accordance with the requirements of Rule 17a-7 under the 1940 Act. During the period ended October 31, 2014, the Funds did not engage in any such transactions.

NOTE H - SUBSEQUENT EVENTS

A special meeting of Trustees of the Trust was held on November 25, 2014 to approve a Plan of Liquidation, Termination, and Dissolution of the Trust. The net assets of the Trust will be liquidated and distributed to remaining Fund shareholders. Such liquidation is anticipated to be made on or about January 31, 2015.

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

(Unaudited)

Ernst & Young LLP has resigned as the Trust's independent registered public accounting firm. During the periods that Ernst & Young LLP served as the Trust's independent registered public accounting firm, including the Trust's two most recent fiscal years, Ernst & Young LLP's reports on the financial statements of the Trust have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Management has evaluated the possibility of subsequent events affecting the Funds' financial statements through the date of the financial statements were issued. Management has determined that there are no other subsequent events that would require disclosure in the Funds' financial statements through the date the financial statements were issued.

MARTIN CURRIE BUSINESS TRUST

OTHER INFORMATION (Unaudited)

Quarterly Schedule of Investments

Each Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third fiscal quarters of each fiscal year. The Funds' Forms N-Q are available on the Securities and Exchange Commission's website at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to the Funds' portfolio securities is available (1) without charge, upon request, by calling collect 1-212-258-1900 or email clientservicesteam@martincurrie.com; and (2) on pages 17-19 of the Trust's Statement of Additional Information dated August 28, 2014, which is available on the website of the Securities and Exchange Commission at http://www.sec.gov.

Availability of Proxy Voting Record

Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling collect 1-212-258-1900 or email clientservicesteam@martincurrie.com; and (2) on page 17 of the Trust's Statement of Additional Information, available on the website of the Securities and Exchange Commission at http://www.sec.gov.

Approval of Continuation of Investment Advisory Agreements

The Board of Trustees (the "Board" or the "Trustees"), including the trustees who are not "interested persons" as defined in the 1940 Act (the "Independent Trustees"), at a meeting held in person in June 2014, considered the renewal of the investment advisory agreements for each of the Funds (the "Previous Advisory Agreements"). Additionally, at a meeting held in August 2014 following the sale of the Martin Currie Group of companies to Legg Mason (as discussed above), the Trustees at a meeting held in person considered the approval of new investment advisory agreements for each of the Funds (the "New Advisory Agreements" and, together with the Previous Advisory Agreements, the "Advisory Agreements"). The New Advisory Agreements were substantively identical to the Previous Advisory Agreements, except for the initial dates and initial terms and certain non-substantive changes. There were no changes in the rates of fees that the Funds pay to the Investment Manager under the New Advisory Agreements. In connection with its deliberations at the June and August meetings, the Board requested and received from the Investment Manager information that the Board believed to be reasonably necessary to evaluate the Advisory Agreements, including: (1) biographies of employees primarily responsible for providing investment advisory services; (2) Martin Currie's Code of Ethics; (3) information regarding brokerage allocation and best execution; (4) an annual report relating to the Funds' Rule 12b-1 Defensive Plans; (5) a draft of the Martin Currie Limited Annual Report and Accounts for the year ended December 31, 2013; (6) detailed comparative performance data; (7) detailed comparative industry fee and expense data; (8) a standard investment advisory contract for the Funds; and (9) the October 31, 2013 semi-annual report of the Trust. To the extent that any of the foregoing material was not presented to the Trustees at the August meeting in approving the New Advisory Agreements, reference was made to materials provided at the June meeting.

In its deliberations, the Board did not identify any single factor as all-important or controlling and individual Trustees did not necessarily attribute the same weight or importance to each factor. The Board, including the Independent Trustees, determined that the terms of the Advisory Agreements were fair and reasonable, in the best interests of shareholders and should be approved, on the basis of the following considerations, among others:

Nature, Extent and Quality of the Services to be Provided by the Investment Manager

The Trustees considered the nature, quality and extent of the advisory services to be provided by the Investment Manager under each of the Advisory Agreements and reviewed the quality of the advisory services provided by the Investment Manager to the Funds since their inception. They considered the investment style and investment decision-making process employed by the Investment Manager, the Investment Manager's research and analysis capabilities, the nature

MARTIN CURRIE BUSINESS TRUST

OTHER INFORMATION (Unaudited)

of the Investment Manager's experience and resources, the experience of relevant personnel of the Investment Manager and the Investment Manager's representations regarding staffing and the retention of personnel with relevant portfolio management experience, and the Investment Manager's resources, practices and procedures designed to address regulatory compliance matters, including the Investment Manager's brokerage allocation and best execution practices. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the overall nature, extent and quality of the services provided by the Investment Manager under the Advisory Agreements was reasonable.

Costs of Services Provided and Profitability to the Investment Manager

At the request of the Trustees, the Investment Manager provided information regarding the costs of services provided and the profitability of the Investment Manager. The Trustees reviewed the financial statements of the Investment Manager and information regarding potential "fall-out" benefits to the Investment Manager. The Trustees considered the ability of the Funds to establish a public record of their performance to be a potential "fall-out" benefit to the Investment Manager and its affiliates (collectively, "Martin Currie") because of the opportunity that record might create for Martin Currie to increase assets under management by, for example, attracting new clients and expanding existing client relationships. Based on their review of this information, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the profitability was reasonable in light of the services and benefits provided to each Fund.

Investment Performance of the Funds and the Investment Manager

The Trustees considered the investment performance of the Funds and the Investment Manager. In this regard the Investment Manager provided the Trustees with performance information showing the short-term (i.e., 1-, 3- and 6-month) and long-term (i.e., 1-, 3- and 5-year and since inception, as applicable) performance of the Funds. The Investment Manager also provided investment performance data for each Fund's respective benchmark. The Trustees noted that they reviewed the Funds' performance throughout the year.

The Trustees also considered other factors relevant to performance. Those factors varied for each Fund, but included one or more of the following: (i) that the Fund's recent underperformance was attributable, to a significant extent, to investment decisions that were consistent with the Fund's investment process, strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund's investment strategy; (ii) that the Fund's performance was competitive, though in most periods below average, when compared to other relevant peer groups; and (iii) that Martin Currie had taken or was taking steps designed to help improve the Fund's investment performance.

After reviewing these and related factors, the Trustees then concluded that the performance of the Funds and Martin Currie's ongoing efforts to improve performance were sufficient to support approval of the continuance of the Previous Advisory Agreements for an additional one-year period at the June meeting, and then the New Advisory Agreements through July 15, 2015 at the August meeting, but that they would continue to closely monitor the performance of the Funds.

Advisory Fees, Expense Ratios and Economies of Scale

The Trustees then considered the contractual advisory fee rate paid by each of the Funds to the Investment Manager. The Trustees considered that the Funds' shareholder base was predominantly of an institutional nature, and that the Funds' shareholders generally invested in the Funds as part of broader investment programs that included investments in other types of products managed by Martin Currie. In evaluating each Fund's advisory fee arrangements, the Trustees also took into account the sophistication of the investment techniques used to manage the Fund, and reviewed information provided by Martin Currie regarding fees paid to Martin Currie by its other clients with similar investment objectives. The Trustees also considered more generally whether the Funds were likely to benefit from any economies of scale in the management of each Fund in the event of growth in assets of such Fund. The Trustees then concluded that overall expenses of the Funds appeared reasonable and that they believed that the management fees were reasonable

MARTIN CURRIE BUSINESS TRUST

OTHER INFORMATION (Unaudited)

compared to those charged to comparable funds, and compared to those charged to other clients of the Investment Manager with similar investment objectives. The Trustees then concluded that the advisory fees charged to the Funds represented reasonable compensation in light of the nature and quality of the services provided by the Investment Manager to the Funds.

In the course of their deliberations, the Trustees took into account the small size of the Funds, the institutional nature of the investor base and the substantial continuity of those investors since their last continuation of each Fund's Advisory Agreement. They also considered alternatives to continuing each Fund's Advisory Agreement for an additional one year period, taking into account the size of each Fund, the institutional nature of the Funds' shareholder base and the manner in which many of the Funds' shareholders employed the Funds as part of broader investment programs. The Trustees then concluded that their overall consideration of the available practicable alternatives supported the continuance of each Fund's Previous Advisory Agreement for an additional one-year period, commencing July 15, 2014 at the June meeting, and at the August meeting the Trustees concluded that their overall consideration of the available practical alternatives supported the approval of each Fund's New Advisory Agreement for a period through July 15, 2015.

Shareholder Expenses

As a shareholder of the Funds, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value at the end of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

"Expenses Paid During Period" include amounts reflected in the Funds' Statement of Operations net of reimbursement, if any, by the Investment Manager. Please note that the expenses do not reflect shareholder transaction costs such as sales charges or redemption fees. The second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Expenses Paid During Period* November 1, 2013 through April 30, 2014
Actual
Opportunistic EAFE Fund	$1,000.00	$968.60	$6.20
Global Emerging Markets Fund	1,000.00	1,032.30	9.37

MARTIN CURRIE BUSINESS TRUST

OTHER INFORMATION (Unaudited)

	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Expenses Paid During Period* November 1, 2013 through April 30, 2014
Hypothetical (assuming a 5% return before expenses)
Opportunistic EAFE Fund	$1,000.00	$1,018.90	$6.36
Global Emerging Markets Fund	1,000.00	1,015.72	9.30

*  Expenses are equal to the Funds' annualized expense ratios of 1.25% and 1.83% for Opportunistic EAFE Fund and Global Emerging Markets Fund, respectively, multiplied by the average account value for the period, multiplied by 184 days in the most recent fiscal half year divided by 365 days in the current year.

TRUSTEES AND OFFICERS

Information about the Trust's Trustees and officers appears below. There is no limit to the term a Trustee may serve. The President, Treasurer and Clerk are elected annually. Other officers may be elected or appointed by the Trustees at any time. The address of each Trustee and officer is c/o Martin Currie Inc., Saltire Court, 20 Castle Terrace, Edinburgh, Scotland EH1 2ES. The Funds' Statement of Additional Information has further information about the Trustees and is available without charge, upon request, by calling collect 1-212-258-1900.

Interested Trustee

The Trustee below is an "interested person" (as defined by the Investment Company Act of 1940) in that he is an employee of Martin Currie Inc., the investment adviser to each Fund.

Name and Age	Position(s) Held with Fund	Position Held Since (2)	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupations During Past Five Years (3)	Other Directorships (4)
Jamie Skinner 53	Trustee and President	2010	2

Director, Client Service, Martin Currie Investment Management Limited; Director, Martin Currie Inc.; Trustee, Martin Currie Retirement & Death Benefit Plan; Formerly: CEO and President, The Taiwan Fund, Inc; CEO and President, The China Fund, Inc.

					None

Non-Interested Trustees

Each Trustee below is not an "interested person" (as defined by the Investment Company Act of 1940).

Name and Age	Position(s) Held with Fund	Position Held Since (2)	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupations During Past Five Years (3)	Other Directorships (4)
Patrick R. Wilmerding 71	Trustee	1994	2

Self-employed investment manager; Member of Advisory Committee to Healthpoint Capital Fund I (private equity fund); Director of The Providence Journal (newspaper). Formerly: Director of Lenox Capital (private equity firm) and Division Executive of The First National Bank of Boston (bank).

					None
John W. Everets (1) 68	Trustee	2014	2

Lead Investor, The Bank of Maine; Chairman and CEO, The Bank of Maine; Chairman, Yorkshire Capital, Formerly: Director, Microfinancial Incorporated; Director, Financial Security Assistance Holdings Ltd.

					Eastern Company

Officers (Other Than Officers Who Are Also Trustees)

Name and Age	Position(s) Held with Fund	Position Held Since	Principal Occupations During Past Five Years (3)
Ralph M. Campbell 47	Vice President and Treasurer	2005

Director of Martin Currie (Holdings) Limited (parent company); Director of Martin Currie (Bermuda) Limited; Director of the following companies: Martin Currie Investment Management Limited; Martin Currie Trustees Limited (trustee company); Martin Currie Inc.; Moorgate Investment Management Limited; Martin Currie Pte Limited. Formerly: Director of Finance of GE Capital Auto Financing; Edinburgh International Investment Trust (dissolved 2008); Martin Currie Global Investors Limited (dissolved 2011); Scottish Unit Managers Limited (dissolved 2011); Western Canada Investment Company Limited (dissolved 2011); MarView Investment Partnership LLP (dissolved 2012); Martin Currie Services Limited (dissolved 2008); Martin Currie Management Limited (dissolved 2011).

Nigel Anderson 44	Chief Compliance Officer	2013	Head of Compliance, Martin Currie Investment Management Limited; Senior Compliance Advisor of Martin Currie Investment Management.
Paul Evitt 30	Clerk	2014	Assistant Company Secretary, Martin Currie Investment Management Limited. Formerly: Secretariat, The Royal Bank of Scotland plc; Solicitor, Burness LLP

(1)  John W. Everets replaced Simon D. Eccles as Trustee as of February 19, 2014.

(2)  There is no stated term of the office for the Trustees. The President, Treasurer and Clerk are elected annually by the Trustees. Other officers may be elected or appointed by the Trustees at any time.

(3)  Previous positions during the past five years with any of the group of companies owned by Martin Currie (Holdings) Limited are omitted if not materially different from the positions listed.

(4)  Indicates other directorships held by a Trustee with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.

MARTIN CURRIE BUSINESS TRUST

TRUSTEES AND OFFICERS

Jamie Skinner, Trustee and President*

John W. Everets, Trustee

Patrick R. Wilmerding, Trustee

Ralph M. Campbell, Vice President and Treasurer

Nigel Anderson, Chief Compliance Officer

Paul Evitt, Clerk

* Interested Trustee

INVESTMENT MANAGER

Martin Currie, Inc.
Saltire Court
20 Castle Terrace
Edinburgh EH1 2ES
Scotland

011-44-131-229-5252

Authorized and regulated by Financial Conduct Authority

Registered Investment Adviser with the Securities and Exchange Commission

The information contained in this report is intended for general informational purposes only. This report is not authorized for distribution to prospective investors. Shares of the Martin Currie Business Trust (the "Trust" may be issued and sold solely in private transactions which do not involve any "public offering" within the meaning of Section 4(a)(2) of the Securities Act of 1933, as amended (the "1933 Act"). Investments in the Trust may only be made by individuals who are accredited investors within the meaning of Regulation D of the 1933 Act.

Item 2. Code of Ethics.

Not required in this filing.

Item 3. Audit Committee Financial Expert.

Not required in this filing.

Item 4. Principal Accountant Fees and Services.

Not required in this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Schedule of investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)  The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that, to the best of their knowledge, the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

(b)  There have been no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act)  that occurred during the registrant’s second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

Certifications required by Rule 30a-2(a) under the Act.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MARTIN CURRIE BUSINESS TRUST

By:	/s/ Jamie Skinner
Name:	Jamie Skinner
Title:	President
Date:	January 5, 2015

Pursuant to the requirements of the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: January 5, 2015	By:	/s/ Jamie Skinner
	Name:	Jamie Skinner
	Title:	President

Date: January 5, 2015	By:	/s/ Ralph Campbell
	Name:	Ralph Campbell
	Title:	Treasurer

EXHIBIT LIST

12(a)(2)(i)                                                         Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(2)(ii)                                                      Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Investment Company Act of 1940.